UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 8, 2016 (May 24, 2016)

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-198305	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

On May 26, 2016, Moody National REIT II, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a hotel property located in Seattle, Washington, commonly known as the Springhill Suites Seattle (the “Springhill Suites Seattle Hotel”) on May 24, 2016. The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on May 26, 2016 to provide the required financial information related to the Company’s acquisition of the Springhill Suites Seattle Hotel.

(a)	Financial Statements of Business Acquired

Moody National SHS Seattle MT, LLC and Tenancy In Common

Independent Auditors’ Report	F-1
Combined Balance Sheets as of March 31, 2016 (unaudited) and December 31, 2015 and 2014	F-2
Combined Statements of Operations for the three months ended March 31, 2016 and 2015 (unaudited) and the years ended December 31, 2015 and 2014	F-3
Combined Statements of Owners’ Equity for the three months ended March 31, 2016 (unaudited) and the years ended December 31, 2015 and 2014	F-4
Combined Statements of Cash Flows for the three months ended March 31, 2016 and 2015 (unaudited) and the years ended December 31, 2015 and 2014	F-5
Notes to Combined Financial Statements	F-6

(b)   Pro Forma Financial Information

Moody National REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-11
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016	F-12
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2016	F-13
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015	F-14
Notes to Unaudited Pro Forma Consolidated Financial Information	F-15

(c)   Shell Company Transactions

Not applicable

(d)   Exhibits

None

INDEPEPENDENT AUDITORS’ REPORT

To the Board of Directors
Moody National REIT II, Inc.

We have audited the accompanying combined financial statements of Moody National SHS Seattle MT, LLC and the tenant-in-common owners (such tenant-in-common owners collectively, the “Tenancy In Common”), which comprise the combined balance sheets as of December 31, 2015 and 2014, and the related combined statements of operations, owners’ equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Moody National SHS Seattle MT, LLC and the Tenancy In Common as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC
Atlanta, Georgia
August 8, 2016

F-1

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

COMBINED BALANCE SHEETS

MARCH 31, 2016 (UNAUDITED) AND DECEMBER 31, 2015 AND 2014

	March 31, 2016	December 31, 2015	December 31, 2014
	(unaudited)

ASSETS
Investment in hotel property, net	$46,308,352	$46,614,492	$47,938,068
Cash and cash equivalents	424,251	333,805	2,422,153
Restricted cash	1,325,675	1,063,687	561,705
Guest receivables	157,592	309,348	148,345
Prepaid expenses and other assets	98,101	105,793	14,397
TOTAL ASSETS	$48,313,971	$48,427,125	$51,084,668

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$1,069,896	$790,832	$822,901
Note payable	29,404,331	29,537,052	30,042,293
Total liabilities	30,474,227	30,327,884	30,865,194

OWNERS’ EQUITY	17,839,744	18,099,241	20,219,474

TOTAL LIABILITIES AND
OWNERS’ EQUITY	$48,313,971	$48,427,125	$51,084,668

See accompanying notes to combined financial statements.

F-2

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

COMBINED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2016 AND 2015 (UNAUDITED) AND

YEARS ENDED DECEMBER 31, 2015 AND 2014

	March 31, 2016	March 31, 2015	December 31, 2015	December 31, 2014
	(unaudited)	(unaudited)

REVENUE
Rooms	$2,222,491	$2,198,250	$12,111,143	$10,755,354
Other	320,970	291,653	1,239,466	1,168,768
Total revenue	2,543,461	2,489,903	13,350,609	11,924,122

EXPENSES
Salaries and wages	714,939	577,724	2,497,490	2,458,665
Rooms	284,771	263,532	1,317,955	1,221,916
Food and beverage	67,033	59,296	257,424	190,330
Franchise fees	166,687	164,869	908,699	798,316
Administrative and general	146,671	126,252	627,794	585,522
Advertising	52,300	51,018	317,570	220,162
Management fee	132,713	137,865	632,908	602,218
Repairs and maintenance	67,659	58,190	248,362	254,891
Utilities	91,422	109,799	451,724	446,174
Taxes, insurance, and rentals	155,310	151,800	572,122	600,299
Depreciation	331,665	340,641	1,375,085	1,517,756
Total expenses	2,211,170	2,040,986	9,207,133	8,896,249

OPERATING INCOME	332,291	448,917	4,143,476	3,027,873

OTHER EXPENSES
Interest expense	(476,829)	(479,717)	(1,932,955)	(1,964,592)

NET INCOME (LOSS)	$(144,538)	$(30,800)	$2,210,521	$1,063,281

See accompanying notes to combined financial statements.

F-3

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

COMBINED STATEMENTS OF OWNERS’ EQUITY

THREE MONTHS ENDED MARCH 31, 2016 (UNAUDITED) AND

YEARS ENDED DECEMBER 31, 2015 AND 2014

BALANCE, January 1, 2014	$20,038,543

Capital distributions	(882,350)

Net income	1,063,281

BALANCE, December 31, 2014	20,219,474

Capital distributions	(4,330,754)

Net income	2,210,521

BALANCE, December 31, 2015	18,099,241

Capital contributions (unaudited)	200,000

Capital distributions (unaudited)	(314,959)

Net loss (unaudited)	(144,538)

BALANCE, March 31, 2016 (unaudited)	$17,839,744

See accompanying notes to combined financial statements.

F-4

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

COMBINED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2016 AND 2015 (UNAUDITED) AND

YEARS ENDED DECEMBER 31, 2015 AND 2014

	March 31, 2016	March 31, 2015	December 31, 2015	December 31, 2014
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(144,538)	$(30,800)	$2,210,521	$1,063,281
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	331,665	340,641	1,375,085	1,517,756
Changes in assets and liabilities:
Restricted cash	(142,746)	(21,868)	(57,074)	(128,950)
Guest receivables	151,756	(52,293)	(161,003)	(7,704)
Prepaid expenses and other assets	7,692	(102,834)	(91,396)	21,093
Accounts payable and accrued expenses	279,064	128,151	(32,069)	92,155
Net cash provided by operating activities	482,893	260,997	3,244,064	2,557,631

CASH FLOWS FROM INVESTING ACTIVITIES
Changes in restricted cash	(119,242)	(93,140)	(444,908)	(168,026)
Investment in hotel property	(25,525)	(22,611)	(51,509)	(325,772)
Net cash used in investing activities	(144,767)	(115,751)	(496,417)	(493,798)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of note payable	(132,721)	(129,832)	(505,241)	(473,605)
Capital contributions	200,000	—	—	—
Capital distributions	(314,959)	(1,385,766)	(4,330,754)	(882,350)
Net cash used in financing activities	(247,680)	(1,515,598)	(4,835,995)	(1,355,955)

NET CHANGE IN CASH AND CASH EQUIVALENTS	90,446	(1,370,352)	(2,088,348)	707,878

CASH AND CASH EQUIVALENTS, beginning of period	333,805	2,422,153	2,422,153	1,714,275

CASH AND CASH EQUIVALENTS, end of period	$424,251	$1,051,801	$333,805	$2,422,153
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Cash paid during the period for interest	$476,829	$479,717	$1,932,955	$1,964,592

See accompanying notes to combined financial statements.

F-5

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION

The Springhill Suites Seattle (the “Springhill Suites Seattle Hotel”) is a 234-room hotel property located in Seattle, Washington. The Springhill Suites Seattle Hotel was owned by the tenant-in-common owners (each, a “TIC Owner” and collectively, “the Tenancy in Common”) and Moody National SHS Seattle MT, LLC (the “Operator”), an affiliate of the advisor to Moody National REIT II, Inc. (the “Company”). The Tenancy in Common and the Operator are referred to collectively herein as the “Owners.” As used herein, unless specifically stated otherwise, the term “Springhill Suites Seattle Hotel” shall be deemed to mean the combined financial position of the Springhill Suites Seattle Hotel based upon the books and records of the Owners. The Operator leased the Springhill Suites Seattle Hotel from the Tenancy in Common under a master triple-net lease.

These combined financial statements of the Springhill Suites Seattle Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The combined financial statements of the Springhill Suites Seattle Hotel include the accounts of the Owners. All significant intercompany balances and transactions have been eliminated in consolidation.

The unaudited combined financial statements do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

Use of Estimates

The preparation of the combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates include the useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of the investment in hotel property. Actual results could differ from those estimates.

Investment in Hotel Property

Investment in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

F-6

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

Depreciation of investment in hotel property is computed using the straight-line and accelerated methods over the estimated useful lives of the related assets as follows:

Building and improvements	15 – 40 years
Furniture and fixtures	5 years

Depreciation expense for the three months ended March 31, 2016 and 2015 was $331,665 (unaudited) and $340,641 (unaudited), respectively, and for the years ended December 31, 2015 and 2014 was $1,375,085 and $1,517,756, respectively.

Impairment of Investment in Hotel Property

Management monitors events and changes in circumstances indicating that the carrying amount of the investment in hotel property may not be recoverable. When such events or changes in circumstances are present, management assesses potential impairment by comparing estimated future undiscounted cash flows expected to be generated over the life of the asset and from its eventual disposition to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted cash flows, the Springhill Suites Seattle Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker estimates or appraisals in accordance with the fair value measurements policy. There were no such impairment losses for the three months ended March 31, 2016 and 2015 (unaudited) or the years ended December 31, 2015 and 2014.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

Restricted cash includes reserves for insurance, property taxes and capital improvements as required by certain restrictions and provisions of the note payable.

Revenue Recognition

Hotel revenues, including room and ancillary revenues such as long-distance telephone service and laundry, are recognized when guestrooms are occupied and services have been rendered.

The Springhill Suites Seattle Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of their stay or purchase, but are not included in revenue. The Springhill Suites Seattle Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate accounts. Management maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Balances that remain outstanding after the Springhill Suites Seattle Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of March 31, 2016 (unaudited) and December 31, 2015 and 2014.

F-7

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

Income Taxes

The ownership of the Springhill Suites Seattle Hotel is organized using a limited liability company structure. No tax return is filed by the Springhill Suites Seattle Hotel since the taxable income and deductions are reported by the Owners. The Owners are not tax-paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Springhill Suites Seattle Hotel flow through to the Owners’ members. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

Management has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Springhill Suites Seattle Hotel has no material uncertain tax positions as of March 31, 2016 (unaudited) and December 31, 2015 and 2014.

Franchise Fees

The Springhill Suites Seattle Hotel operated under a franchise agreement with Marriott International, Inc., with an initial term of 20 years. The franchise agreement allowed the Springhill Suites Seattle Hotel to operate under the Springhill Suites by Marriott brand. Pursuant to the franchise agreement, the Springhill Suites Seattle Hotel incurred a royalty fee of 5.0% of gross room revenues and a marketing fee of 2.5% of gross room revenues. The Springhill Suites Seattle Hotel incurred franchise fee expense of $166,687 (unaudited) and $164,869 (unaudited) for the three months ended March 31, 2016 and 2015, respectively, and $908,699 and $798,316 for the years ended December 31, 2015 and 2014, respectively. The franchise agreement was terminated without penalty in connection with the sale of the Springhill Suites Seattle Hotel as described in Note 8.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred. Advertising expense was $52,300 (unaudited) and $51,018 (unaudited) for the three months ended March 31, 2016 and 2015, respectively, and was $317,570 and $220,162 for the years ended December 31, 2015 and 2014, respectively.

 Fair Value of Financial Assets and Liabilities

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, restricted cash, guest receivables and accounts payable. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amount of the Springhill Suites Seattle Hotel’s note payable approximates its fair value. The fair value of the note payable was based upon management’s best estimate of interest rates that would be available for similar debt obligations as of March 31, 2016 (unaudited) and December 31, 2015 and 2014.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of the note payable was determined using Level 2 inputs.

F-8

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

3. INVESTMENT IN HOTEL PROPERTY

Investment in the Springhill Suites Seattle Hotel consists of the following:

	March 31, 2016	December 31, 2015	December 31, 2014
	(unaudited)
Land	$8,860,000	$8,860,000	$8,860,000
Building and improvements	48,850,000	48,850,000	48,850,000
Furniture and fixtures	1,242,995	1,217,470	1,165,961
Investment in hotel property	58,952,995	58,927,470	58,875,961
Less accumulated depreciation	(12,644,643)	(12,312,978)	(10,937,893)
Investment in hotel property, net	$46,308,352	$46,614,492	$47,938,068

4.  NOTE PAYABLE

In connection with the acquisition of the Springhill Suites Seattle Hotel by the Owners on November 2, 2006, the Owners financed $32,500,000 of the purchase price with a mortgage loan (the “Loan”). The balance of the Loan owed on March 31, 2016 was $29,404,331 (unaudited) and was $29,537,052 and $30,042,293 on December 31, 2015 and 2014, respectively. The Loan required monthly principal and interest payments of $203,183, bearing an interest rate of 6.395%, until its maturity date on November 6, 2016, when all remaining interest and principal amounts were due. The Loan was secured by the Springhill Suites Seattle Hotel and its related assets. The entire principal balance of the Loan, all interest payable thereon and defeasance fees were paid upon the sale of the Springhill Suites Seattle Hotel described in Note 8.

5. MANAGEMENT FEES

Under a management agreement with Moody National Hospitality Management, LLC, a related party (the “Management Agreement”), the Springhill Suites Seattle Hotel incurred monthly property management fees totaling $76,304 (unaudited) and $74,642 (unaudited) for the three months ended March 31, 2016 and 2015, respectively, and $400,458 and $357,706 for the years ended December 31, 2015 and 2014, respectively, equal to 3.0% of the Springhill Suites Seattle Hotel’s gross operating revenues (as defined in the Management Agreement). The Management Agreement had a term that expired in 2024 with automatic five year renewal terms. If the Springhill Suites Seattle Hotel terminated the Management Agreement prior to its expiration, the Springhill Suites Seattle Hotel could have been liable for estimated management fees through the remaining term, payable as liquidated damages. The Management Agreement was terminated without penalty upon the sale of the Springhill Suites Seattle Hotel described in Note 8.

The Springhill Suites Seattle Hotel also paid Moody National Mortgage Corporation, a related party, asset management fees of $56,409 (unaudited) and $63,223 (unaudited) for the three months ended March 31, 2016 and 2015, respectively, and $232,450 and $244,512 for the years ended December 31, 2015 and 2014, respectively.

F-9

MOODY NATIONAL SHS SEATTLE MT, LLC AND TENANCY IN COMMON

NOTES TO COMBINED FINANCIAL STATEMENTS

6. COMMITMENTS AND CONTINGENCIES

The Springhill Suites Seattle Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Springhill Suites Seattle Hotel believes that the final outcome of any such matters will not have a material adverse effect on the financial position, results of operations, or cash flows of the Springhill Suites Seattle Hotel.

7. SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Springhill Suites Seattle Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Springhill Suites Seattle Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of those institutions is periodically assessed and management believes the risk of loss is minimal.

8. SUBSEQUENT EVENTS

On May 24, 2016, the Company acquired the Springhill Suites Seattle Hotel from the Owners through Moody National Yale-Seattle Holding, LLC (“Moody Holding”), a wholly-owned subsidiary of the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Springhill Suites Seattle Hotel was $74,100,000, excluding closing costs. Moody Holding financed the purchase price for the Springhill Suites Seattle Hotel with (1) a portion of the proceeds from the Company’s public offering, (2) the proceeds of a mortgage loan with an original principal amount of $56,250,000 secured by the Springhill Suites Seattle Hotel and (3) the issuance of approximately 18,000 common units of the Company’s operating partnership to certain of the TIC Owners. The entire principal balance of the note payable described in Note 4, and all interest payable thereon, was paid in full and the Management Agreement described in Note 5 was terminated without penalty at the close of the Company’s acquisition of the Springhill Suites Seattle Hotel.

Management evaluated subsequent events through August 8, 2016, for inclusion in the combined financial statements.

F-10

MOODY NATIONAL REIT II, INC.

Unaudited Pro Forma Consolidated Financial Information

On May 24, 2016, Moody National REIT II, Inc. (the “Company”) acquired the Springhill Suites Seattle, a 234-room hotel property located in Seattle, Washington (the “Springhill Suites Seattle Hotel”), from the current tenant-in-common owners (each, a “TIC Owner” and collectively, the “Tenancy in Common”) and an affiliate of the Company’s advisor, through Moody National Yale-Seattle Holding, LLC (“Moody Holding”), a wholly-owned subsidiary of the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Springhill Suites Seattle Hotel was $74,100,000, excluding closing costs. The Company funded the purchase price of the Springhill Suites Seattle Hotel with (i) a portion of the proceeds from the Company’s public offering, (ii) a loan of $56,250,000 secured by the Springhill Suites Seattle Hotel and (iii) the issuance of approximately 18,000 common units of the Company’s operating partnership to certain of the TIC Owners.

The following unaudited pro forma consolidated balance sheet as of March 31, 2016 is presented as if the Company had acquired the Springhill Suites Seattle Hotel on March 31, 2016. The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 are presented as if the Company had acquired the Springhill Suites Seattle Hotel on January 1, 2015. This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2016 and the Company’s annual report on Form 10-K for the year ended December 31, 2015. This pro forma information is not necessarily indicative of what the Company’s actual results of operations would have been had the Company’s acquisition of the Springhill Suites Seattle Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-11

MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2016

	March 31, 2016 (a)	Pro Forma Adjustments (b)		Pro Forma Consolidated March 31, 2016
ASSETS
Investment in hotel properties, net	$27,208,499	$74,100,000		$101,308,499
Cash and cash equivalents	8,635,463	(8,600,000	)(c)	35,463
Restricted cash	142,123	—		142,123
Accounts receivable	30,480	—		30,480
Prepaid expenses and other assets	88,621	—		88,621
Earnest money and deposits	3,886,500	(2,100,000)		1,786,500
Deferred franchise costs, net of accumulated amortization of $3,750 at March 31, 2016	146,250	100,000		246,250
Total Assets	$40,137,936	$63,500,000		$103,637,936

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Note payable, net of debt issuance costs	$16,263,785	$55,150,000		$71,413,785
Accounts payable and accrued expenses	409,659	—		409,659
Due to related parties	309,658	—		309,658
Dividends payable	143,688	—		143,688

Total Liabilities	17,126,790	55,150,000		72,276,790

Special Limited Partnership Interests	1,000	—		1,000

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value per share; 1,000,000,000 shares authorized, 1,035,615 issued and outstanding at March 31, 2016	10,356	3,340		13,696
Additional paid-in capital	21,922,233	8,346,660		30,268,893
Retained earnings	1,077,557	—		1,077,557
Total stockholders’ equity	23,010,146	8,350,000		31,360,146
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$40,137,936	$63,500,000		$103,637,936

See accompanying notes to unaudited pro forma consolidated financial statements.

F-12

MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2016

	Historical Moody National REIT II, Inc. As Reported (a)	Acquisition of Springhill Suites Seattle Hotel (b)	Pro Forma Adjustments		Pro Forma Consolidated

Revenue
Room revenue	$1,314,437	$2,222,491	$—		$3,536,928
Other hotel revenue	35,915	320,970	—		356,885
Total revenue	1,350,352	2,543,461	—		3,893,813

Expenses
Hotel operating expenses	599,261	1,724,195	—		2,323,456
Property taxes, insurance and other	52,610	155,310	—		207,920
Depreciation and amortization	179,551	331,665	65,613	(c)	576,829
Corporate general and administrative	145,998	—	—		145,998
Total expenses	977,420	2,211,170	65,613		3,254,203

Operating income (loss)	372,932	332,291	(65,613)		639,610

Interest expense and amortization of deferred loan costs	199,979	476,829	232,166	(d)	908,974

Income (loss) before income taxes	172,953	(144,538)	(297,779)		(269,364)

Income tax expense	14,000	—	—		14,000

Net income (loss)	$158,953	$(144,538)	$(297,779)		$(283,364)

Net income (loss) per share – basic and diluted	$0.20				$(0.21)
Weighted average common shares outstanding	795,947		529,653	(e)	1,325,600

See accompanying notes to unaudited pro forma consolidated financial statements.

F-13

MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	Historical Moody National REIT II, Inc. As Reported (a)	Prior Acquisition Pro Forma Adjustments (b)	Acquisition of Springhill Suites Seattle Hotel (c)	Other Pro Forma Adjustments		Pro Forma Consolidated

Revenue
Room revenue	$1,053,476	$4,047,453	$12,111,143	$—		$17,212,072
Other hotel revenue	23,598	69,017	1,239,466	—		1,332,081
Total revenue	1,077,074	4,116,470	13,350,609	—		18,544,153

Expenses
Hotel operating expenses	522,586	1,874,160	7,259,926	—		9,656,672
Property taxes, insurance and other	101,214	227,585	572,122	—		900,921
Depreciation and amortization	135,540	565,285	1,375,085	214,026	(d)	2,289,936
Property acquisition expenses	496,165	—	—	1,150,000	(e)	1,646,165
Corporate general and administrative	171,461	—	—	—		171,461
Total expenses	1,426,966	2,667,030	9,207,133	1,364,026		14,665,155

Operating income (loss)	(349,892)	1,449,440	4,143,476	(1,364,026)		3,878,998

Other income (expenses)
Gain on acquisition of hotel property	2,000,000	—	—	—		2,000,000
Interest expense and amortization of deferred loan costs	(171,411)	(605,200)	(1,932,955)	(918,608	)(f)	(3,628,174)
Total other income (expenses), net	1,828,589	(605,200)	(1,932,955)	(918,608)		(1,628,174)

Income before income taxes	1,478,697	844,240	2,210,521	(2,282,634)		2,250,824

Income tax benefit	6,000	—	—	—		6,000

Net income	$1,484,697	$844,240	$2,210,521	$(2,282,634)		$2,256,824

Net income per share – basic and diluted	$10.93					$1.70
Weighted average common shares outstanding	135,854			1,189,746	(g)	1,325,600

See accompanying notes to unaudited pro forma consolidated financial statements.

F-14

MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Balance Sheet

  Reflects the Company’s historical unaudited consolidated balance sheet as of March 31, 2016 derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, as filed with the Securities and Exchange Commission on May 16, 2016.
  Reflects the acquisition of a 100% interest in the Springhill Suites Seattle Hotel on May 24, 2016 for $74,100,000. The acquisition was funded with a portion of the proceeds from the Company’s public offering, $56,250,000 of debt secured by the Springhill Suites Seattle Hotel and the issuance of approximately 18,000 common units of the Company’s operating partnership.
  Depreciation and amortization are computed using the straight-line method based upon the following estimated useful lives:
Description	Allocation	Estimated Useful Life
Land	$14,040,000	—
Building and improvements	59,120,000	40 years
Furniture, fixtures, and equipment	940,000	9 years
	$74,100,000

Working capital, other assets and liabilities were not acquired.

F-15

MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2016

  Reflects the Company’s historical unaudited operations for the three months ended March 31, 2016 derived from the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 16, 2016.
  Reflects historical unaudited operations of the Springhill Suites Seattle Hotel for the three months ended March 31, 2016.
  Reflects the removal of historical depreciation and amortization expense of $331,665 and the recognition of pro forma depreciation and amortization expense of $397,278. Depreciation for the building is computed using the straight-line method over the estimated useful life of 40 years and for furniture and fixtures is computed using a straight-line method over the useful life of 9 years.
  Reflects the removal of historical interest expense of $476,829 and the recognition of pro forma interest expense $708,995 on purchase money debt of $56,250,000 and amortization of deferred loan costs.
  Reflects pro-forma sales of shares necessary to fund the acquisition of the Springhill Suites Seattle Hotel.

F-16

MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015

  Reflects the Company’s historical operations for the year ended December 31, 2015 derived from the Company’s Annual Report on Form 10-K as filed as filed with the Securities and Exchange Commission on March 31, 2016.
  Reflects acquisition of the Company’s Residence Inn Austin hotel property on October 15, 2015 as if such acquisition occurred on January 1, 2015.
  Reflects historical operations of the Springhill Suites Seattle Hotel for the year ended December 31, 2015.
  Reflects the removal of historical depreciation and amortization expense of $1,375,085 and recognition of pro forma depreciation and amortization expense of $1,589,111. Depreciation for the building is computed using the straight-line method over the estimated useful life of 40 years and for furniture and fixtures is computed using the straight-line method over the useful life of 9 years.
  Reflects the recognition of all acquisition costs for the acquisition the Springhill Suites Seattle Hotel as if they were incurred as of January 1, 2015.
  Reflects the removal of historical interest expense of $1,932,955 and the recognition of pro forma interest expense $2,851,563 on note payable of $56,250,000 and amortization of deferred loan costs.
  Reflects pro-forma sales of shares necessary to fund the acquisitions described in Note b and the acquisition of the Springhill Suites Seattle Hotel.
F-17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT II, INC.

Date: August 8, 2016	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President